THE ADVISORS’ INNER CIRCLE FUND

CAMBIAR INTERNATIONAL EQUITY FUND

CAMBIAR INTERNATIONAL SMALL CAP FUND (THE “FUNDS”)

SUPPLEMENT DATED JANUARY 27, 2020

TO THE FUNDS’ SUMMARY PROSPECTUSES, PROSPECTUS AND

STATEMENT OF ADDITIONAL INFORMATION (“SAI”),

EACH DATED MARCH 1, 2019, AS SUPPLEMENTED

THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE SUMMARY PROSPECTUSES, PROSPECTUS AND SAI, AND SHOULD BE READ IN CONJUNCTION WITH THE SUMMARY PROSPECTUSES, PROSPECTUS AND SAI.

Jennifer M. Dunne, CFA, no longer serves as a member of the international investment team managing the Funds. Accordingly, all references to Ms. Dunne are hereby deleted from the Summary Prospectuses, Prospectus and SAI.

Alvaro Shiraishi, Investment Principal, is now Co-Lead Manager of the Cambiar International Equity Fund, and all applicable references to Mr. Shiraishi are updated accordingly.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

CMB-SK-029-0100